UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 8, 2020

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 6, 2020, Rave Restaurant Group, Inc. (the “Company” or “RAVE”) received notice from Nasdaq that, based on the closing bid price of the Company’s common stock for the last 30 consecutive days, the Company was not in compliance with Nasdaq’s continued listing standard requiring maintenance of a minimum bid price of $1.00 per share.  The notice advised that Nasdaq’s rules provide a period of 180 calendar days to regain compliance with the minimum bid price continued listing standard but that, due to unprecedented turmoil in U.S. and world financial markets, the compliance period had been tolled until June 30, 2020.  As a result, if the Company’s closing bid price is at least $1.00 per share for a minimum of ten consecutive days prior to December 28, 2020, the Company will regain compliance and the matter will be closed.  If the Company is unable to regain compliance within this compliance period, the Company may be eligible for additional time if certain requirements are satisfied.

The notice from Nasdaq has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market.  The Company presently expects to regain compliance with Nasdaq’s minimum bid price continued listing standards within the tolled compliance period.  However, there can be no assurance that the Company will be able to regain compliance within the tolled compliance period or any extension period granted by Nasdaq.  If the Company fails to timely regain compliance with Nasdaq’s continued listing standards, the common stock of the Company will be subject to delisting on the Nasdaq Capital Market.

Item 8.01	Other Events

Due to circumstances related to the novel coronavirus (COVID-19) pandemic, Rave Restaurant Group, Inc. (the “Company” or “RAVE”) intends to rely on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) to delay the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2020 (the “Q3 10-Q”) which would otherwise be due on or before May 13, 2020.  As a result of state and local “shelter-in-place” orders intended to abate the spread of COVID-19, the Company’s management, accounting and administrative employees have been required to work remotely. The resulting disruption in staffing, communications, and access to personnel has resulted in a delay in the preparation, review and completion of the financial statements and other information for the Q3 10-Q. The Company expects to file its Q3 10-Q on or before June 29, 2020.

COVID-19 Risk Factor

The COVID-19 pandemic has had and continues to have a significant impact on our business operations and has materially adversely affected and may continue to materially adversely affect our financial position and results of operations.

Federal, state and local responses to the COVID-19 pandemic, as well as the RAVE’s internal efforts to protect its customers, franchisees and employees, have severely disrupted the Company’s business operations.  Most of the domestic Pizza Inn buffet restaurants and Pie Five restaurants in the RAVE system are in areas subject to “shelter-in-place” and social distancing restrictions that have prohibited in-store sales and, therefore, have been limited to carry-out and/or delivery orders.  In some areas, these restrictions have also limited non-essential movement outside the home, which has discouraged or precluded even carry-out orders.  Although most of the domestic restaurants in the RAVE system have continued to operate under these conditions, two of 81 domestic Pizza Inn buffet units and 11 of 43 domestic Pie Five units have closed at least temporarily.

These operational disruptions have resulted in dramatically reduced aggregate in-store retail sales at Pizza Inn buffet units and Pie Five units, modestly offset by increased aggregate carry-out and delivery sales.  The decreased aggregate retail sales have correspondingly significantly decreased supplier rebates and franchisee royalties payable to the Company.  Although the Company has furloughed certain employees, reduced base salary by 20% for all remaining employees and otherwise reduced expenses, results of operations have nonetheless been materially adversely impacted.  If these circumstances continue unabated, the Company’s financial position could be materially adversely affected.

When restrictions to in-store dining begin to be eased, RAVE expects that Pizza Inn buffet units and Pie Five restaurants will continue to be subject to capacity restrictions for some time as social distancing protocols remain in place. Additionally, an outbreak or perceived outbreak of COVID-19 connected to one or more restaurants could cause negative publicity directed at any of the RAVE brands and cause customers to avoid its restaurants. The Company cannot predict how long the pandemic will last or whether it will reoccur, what additional restrictions may be enacted, to what extent off-premise dining will continue, or if individuals will be comfortable returning to its Pizza Inn buffet units and Pie Five units following social distancing protocols. Any of these changes could materially adversely affect the Company’s future financial performance.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are based on current expectations that involve numerous risks, uncertainties and assumptions.  Assumptions relating to these forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions, regulatory framework and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company.  Although the Company believes the assumptions underlying these forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that any forward-looking statements will prove to be correct.  In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of such information should not be regarded as a representation that the objectives and plans of the Company will be achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rave Restaurant Group, Inc.

Date: May 8, 2020	By:	/s/ CLINTON D. FENDLEY
Clinton D. Fendley
Vice President – Finance
(principal financial officer)